February 21, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Focused Equity Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated January 30, 2013

At a meeting of the Board of Trustees (the “Board”) of Touchstone Funds Group Trust (the “Trust”) held on February 21, 2013, the Board, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, approved a proposal to reorganize the Touchstone Focused Equity Fund (the “FE Fund”) into the Touchstone Focused Fund (the “Focused Fund”, collectively with the FE Fund, the “Funds”), pursuant to an agreement and plan of reorganization (the “Agreement”).  The Focused Fund is a series of the Touchstone Strategic Trust.  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due to the similarities in the Funds’ investment strategies, fees and expenses, and the fact that the Funds have the same portfolio management team at Fort Washington Investment Advisors, Inc., the sub-advisor to both Funds.

Pursuant to the Agreement, the FE Fund will transfer all of its assets and liabilities to the Focused Fund.  Immediately after the reorganization, shareholders of the FE Fund will own shares of the Focused Fund that are equal in value to the shares of the FE Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the FE Fund will not incur any sales charges or other transaction charges as a result of the reorganization.  Shareholders of record of the FE Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in April 2013.  Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on May 14, 2013, all classes of the FE Fund will be closed to investments by new investors, except that the FE Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after May 14, 2013.  It is currently anticipated that the reorganization will be consummated as of the close of business on or about May 17, 2013.  It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the FE Fund or its shareholders.

For more information about the Focused Fund’s investment goals, strategies, and risks, see its prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878  •  Providence, RI 02940-8078

Phone: 800.543.0407  •  www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TFEAX-S3-1301